Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2003 (the “Periodic Report”), I, T. Kevin DeNicola, Senior Vice President and Chief Financial Officer of Lyondell Chemical Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

(2)	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lyondell Chemical Company.

Date: March 11, 2004	/s/ T. KEVIN DENICOLA

T. Kevin DeNicola Senior Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Lyondell Chemical Company and will be retained by Lyondell Chemical Company and furnished to the Securities and Exchange Commission or its staff upon request.